UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2021

YUBO INTERNATIONAL BIOTECH LIMITED
(Exact Name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 105, Building 5, 31 Xishiku Avenue, Xicheng District, Beijing, China
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +86 (010) 6615-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K of Yubo International Biotech Limited, a New York corporation (the “Company”) filed on January 14, 2021 (the “Original Report”). The Original Report was filed to report the completion of the Company’s acquisition of Platinum International Biotech Co., Ltd., a company organized under the laws of the Cayman Islands (“Platinum”), and all of Platinum’s subsidiaries, including, without limitation, Yubo International Biotech (Beijing) Limited, a company organized under the laws of the People’s Republic of China (“Yubo”). The Company hereby amends the Original Report to provide the required financial information of Platinum and its subsidiaries and variable interest entity, including Yubo, pursuant to part (a) of Item 9.01 of Form 8-K by this Amendment, as permitted by Item 9.01(a)(3) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Platinum and its subsidiaries and variable interest entity for the years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(c) Shell company transactions.

Reference is made to Items 9.01(a) above and the exhibit referred to therein, which are incorporated herein by reference.

(d) Exhibits.

Exhibit 99.1	Audited Consolidated Financial Statements of Platinum International Biotech Co., Ltd and its Subsidiaries and Variable Interest Entity for the Years Ended December 31, 2020 and 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yubo International Biotech Limited,
a New York corporation

Dated: April 19, 2021	By:	/s/ Lina Liu
Lina Liu,
CFO

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